                                                                    EXHIBIT 24.1





                                POWER OF ATTORNEY

                                                                    Exhibit 24.1
                     LEASE EQUITY APPRECIATION FUND II, L.P.
                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Crit S. DeMent and Miles Herman, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of limited partnership interests of Lease Equity Appreciation Fund II, L.P. and any and all amendments (including post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, June lawfully do or cause to be done by virtue hereof.

LEAF ASSET MANAGEMENT, INC.

SIGNATURE                                      TITLE                                         DATE
---------                                      -----                                         ----
/s/ Crit S. DeMent                             Chairman, Director                            June 10, 2004
---------------------------------
Crit S. DeMent


/s/ Miles Herman                               President, Chief Executive Officer,           June 10, 2004
---------------------------------              and Director
Miles Herman


                                               Director                                      June _____, 2004
---------------------------------
Jonathan Z. Cohen


/s/ David H. English                           Executive Vice President                      June 10, 2004
---------------------------------
David H. English


/s/ Nicholas Capparelli                        Senior Vice President of Sales                June 10, 2004
---------------------------------
Nicholas Capparelli


/s/ Robert K. Moskovitz                        Chief Financial Officer                       June 10, 2004
---------------------------------              (Chief Accounting Officer)
Robert K. Moskovitz


/s/ Matthew E. Goldenberg                      Vice President of Finance and                 June 10, 2004
---------------------------------              Treasurer
Matthew E. Goldenberg

                                                                    Exhibit 24.1
                     LEASE EQUITY APPRECIATION FUND II, L.P.
                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Crit S. DeMent and Miles Herman, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of limited partnership interests of Lease Equity Appreciation Fund II, L.P. and any and all amendments (including post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, June lawfully do or cause to be done by virtue hereof.

LEAF ASSET MANAGEMENT, INC.

SIGNATURE                                      TITLE                                         DATE
---------                                      -----                                         ----
                                               Chairman, Director                            June _____, 2004
---------------------------------
Crit S. DeMent


                                               President, Chief Executive Officer,           June _____, 2004
---------------------------------              and Director
Miles Herman


/s/ Jonathan Z. Cohen                          Director                                      June 10, 2004
---------------------------------
Jonathan Z. Cohen


                                               Executive Vice President                      June _____, 2004
---------------------------------
David H. English


                                               Senior Vice President of Sales                June _____, 2004
---------------------------------
Nicholas Capparelli


                                               Chief Financial Officer                       June _____, 2004
---------------------------------              (Chief Accounting Officer)
Robert K. Moskovitz


                                               Vice President of Finance and                 June _____, 2004
---------------------------------              Treasurer
Matthew E. Goldenberg